Exhibit 10.1
                          , 2008
Gabelli Entertainment & Telecommunications Acquisition Corp.
140 Greenwich Avenue
Greenwich, Connecticut 06830
Ladenburg Thalmann & Co. Inc.
153 East 53rd Street, 49th Floor
New York, New York 10022
          Re: Initial Public Offering
Gentlemen:
          The undersigned stockholder, officer and/or director of Gabelli Entertainment & Telecommunications Acquisition Corp. (“Company”), in consideration of Ladenburg Thalmann & Co. Inc. (“Ladenburg”) entering into a letter of intent (“Letter of Intent”) to underwrite an initial public offering of the securities of the Company (“IPO”) and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph [15] hereof):
          1. If the Company solicits approval of its stockholders of a Business Combination, the undersigned will vote all Insider Shares beneficially owned by him in accordance with the majority of the shares of common stock voted by the holders of the IPO Shares. If the Company seeks stockholder approval for its dissolution and plan of distribution prior the consummation of a Business Combination, the undersigned agrees to vote all Insider Shares in favor of such dissolution and plan of distribution. In addition, the undersigned agrees to vote all IPO Shares that may be acquired by him in the IPO or in the aftermarket in favor of such Business Combination and dissolution and plan of distribution, respectively.
          2. In the event that the Company fails to consummate a Business Combination within 24 months from the consummation of the IPO (or 30 months from the consummation of the IPO under the circumstances described in the prospectus relating to the IPO), the undersigned will (i) cause the Trust Fund (as defined in the Letter of Intent) to be liquidated and distributed to the holders of the IPO Shares and (ii) take all reasonable actions within his power to cause the Company to liquidate as soon as reasonably practicable. The undersigned hereby waives any and all right, title, interest or

Gabelli Entertainment & Telecommunications Acquisition Corp.
Ladenburg Thalmann & Co. Inc.
                          , 2008

claim of any kind in or to any distribution of the Trust Fund and any remaining net assets of the Company as a result of such liquidation with respect to his Insider Shares (“Claim”) and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever.
          [For Mario J. Gabelli Insider Letter Only] In the event of the liquidation of the Trust Account, GAMCO Investors, Inc. agrees to indemnify and hold harmless the Company against any and all loss, liability, claims, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) to which the Company may become subject as a result of any claim by any vendor or other person who is owed money by the Company for services rendered or products sold or contracted for, or by any target business, but only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount in the Trust Account; provided that such indemnity shall not apply (i) if such vendor, other person or prospective target business executed an agreement waiving any claims against the Trust Fund, or (ii) as to any claims under the Company’s obligation to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).
          3. [For Executive Officers Insider Letters Only] In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other blank check or other similar company, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the Company of its initial Business Combination, the liquidation of the Company and such time as the undersigned ceases to be an officer of the Company, subject to any pre-existing fiduciary and contractual obligations the undersigned might have.
          4. The undersigned acknowledges and agrees that the Company will not: (i) acquire an entity with which the Company’s officers or directors, through their other business activities, had acquisition or investment discussions in the past; (ii) consummate Business Combination with an entity which is, or has been within the past five years, affiliated with any of the Insiders or their affiliates, including an entity that is either a portfolio company of, or has otherwise received a material financial investment from, any private equity fund or investment company (or an affiliate thereof) that is affiliated with such individuals; or (iii) enter into a Business Combination where the Company acquires less than 100% of a target business and any of the Insiders or their

Gabelli Entertainment & Telecommunications Acquisition Corp.
Ladenburg Thalmann & Co. Inc.
                          , 2008

affiliates acquire the remaining portion of such target business, unless, in any of such cases, the Company obtains an opinion from an independent investment banking firm reasonably acceptable to Ladenburg that the Business Combination is fair to the Company’s unaffiliated stockholders from a financial point of view.
          5. Neither the undersigned, any member of the family of the undersigned, nor any affiliate (“Affiliate”) of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to or in connection with the consummation of the Business Combination; provided that commencing on the effective date (“Effective Date”) of the registration statement related to the IPO, GAMCO Investors, Inc. (“Related Party”), shall be allowed to charge the Company $10,000 per month, representing an allocable share of Related Party’s overhead, to compensate it for the Company’s use of Related Party’s offices, utilities and personnel. Related Party and the undersigned shall also be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.
          6. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive or accept a finder’s fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.
          7. The undersigned will escrow all of the Insider Units, subject to the terms of a Securities Escrow Agreement which the Company will enter into with the undersigned and an escrow agent acceptable to the Company.
          8. The undersigned agrees to be the                      of the Company until the earlier of the consummation by the Company of a Business Combination and the liquidation of the Company. The undersigned’s biographical information furnished to the Company and Ladenburg and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned’s background and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act of 1933, as amended. The undersigned’s Questionnaire furnished to the Company and EBC and annexed as Exhibit B hereto is true and accurate in all respects. The undersigned represents and warrants that:

Gabelli Entertainment & Telecommunications Acquisition Corp.
Ladenburg Thalmann & Co. Inc.
                          , 2008

               (a) he is not subject to, or a respondent in, any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;
               (b) he has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and
               (c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.
          9. The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as                 of the Company.
          10. The undersigned hereby waives his right to exercise conversion rights or appraisal rights with respect to any shares of common stock of the Company owned or to be owned by the undersigned, directly or indirectly, and agrees that he will not seek conversion or appraisal with respect to such shares in connection with any vote to approve a Business Combination.
          11. The undersigned hereby agrees to not propose, or vote in favor of, an amendment to the Company’s Certificate of Incorporation to extend the period of time in which the Company must consummate a Business Combination prior to its liquidation. Should such a proposal be put before stockholders other than through actions by the undersigned, the undersigned hereby agrees to vote against such proposal. This paragraph may not be modified or amended under any circumstances.
          12. [For Mario J. Gabelli Insider Letter Only] In the event that the Company does not consummate a Business Combination and must liquidate and its remaining net assets are insufficient to complete such liquidation, GAMCO Investors, Inc. agrees to advance such funds necessary to complete such liquidation and agrees not to seek repayment for such expenses.
          13. This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of

Gabelli Entertainment & Telecommunications Acquisition Corp.
Ladenburg Thalmann & Co. Inc.
                          , 2008

another jurisdiction. The undersigned hereby (i) agrees that any action, proceeding or claim against his arising out of or relating in any way to this letter agreement (a “Proceeding”) shall be brought and enforced in the courts of the State of New York of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive, (ii) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum and (iii) irrevocably agrees to appoint Graubard Miller as agent for the service of process in the State of New York to receive, for the undersigned and on his behalf, service of process in any Proceeding. If for any reason such agent is unable to act as such, the undersigned will promptly notify the Company and Ladenburg and appoint a substitute agent acceptable to each of the Company and Ladenburg within 30 days and nothing in this letter will affect the right of either party to serve process in any other manner permitted by law.
          15. As used herein, (i) a “Business Combination” shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business; (ii) “Insiders” shall mean all officers, directors and stockholders of the Company immediately prior to the IPO; (iii) “Insider Shares” shall mean all of the shares of Common Stock of the Company included in the Insider Units; (iv) “Insider Units” shall mean all of the units of the Company acquired by the Insiders prior to the IPO (including the underlying Insider Shares and warrants (and shares reserved for issuance upon exercise of such warrants)); and (v) “IPO Shares” shall mean the shares of Common Stock issued in the Company’s IPO.

Print Name of Insider

Signature

Exhibit A